UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒                Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NUCOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
NUCOR CORPORATION C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735	NUCOR CORPORATION 2023 Annual Meeting Vote by May 10, 2023 11:59 PM ET

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You invested in NUCOR CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2023.

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends

1.	Election of the eight nominees as directors Nominees:
	01) Norma B. Clayton	04) Laurette T. Koellner	07) Leon J. Topalian	For
	02) Patrick J. Dempsey	05) Michael W. Lamach	08) Nadja Y. West
	03) Christopher J. Kearney	06) Joseph D. Rupp

2.	Ratification of the appointment of PricewaterhouseCoopers LLP to serve as Nucor’s independent registered public accounting firm for 2023			For

3.	Approval, on an advisory basis, of Nucor’s named executive officer compensation in 2022			For

4.	Advisory vote on the frequency of future advisory votes on Nucor’s named executive officer compensation			Year

In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Each of proposals 1, 2, 3 and 4 has been proposed by Nucor Corporation.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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